PROVISION FOR ENVIRONMENTAL REHABILITATION	12 Months Ended
Jun. 30, 2018
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Disclosure of provision for decommissioning restoration and rehabilitation costs [text block]

10

PROVISION FOR ENVIRONMENTAL REHABILITATION

SIGNIFICANT ACCOUNTING ASSUMPTIONS AND ESTIMATES

Estimates of future environmental rehabilitation costs are determined with the assistance of an independent expert and are based on the Group’s environmental management plans which are developed in accordance with regulatory requirements, the life-of-mine plan and the planned method of rehabilitation which is influenced by developments in trends and technology.

An average discount rate of 8.5% (2017: 8.8%), average inflation rate of 5.7% (2017: 5.9%) and the discount periods as per the expected life-of-mine were used in the calculation of the estimated net present value of the rehabilitation liability.

ACCOUNTING POLICIES

The net present value of the estimated rehabilitation cost as at reporting date is provided for in full. These estimates are reviewed annually and are discounted using a pre-tax risk-free rate that is adjusted to reflect the current market assessments of the time value of money and the risks specific to the obligation.

Annual changes in the provision consist of financing expenses relating to the change in the present value of the provision and inflationary increases in the provision, as well as changes in estimates.

The present value of dismantling and removing the asset created before production commenced (decommissioning liabilities) are capitalised to property, plant and equipment against an increase in the rehabilitation provision. If a decrease in the liability exceeds the carrying amount of the asset, the excess is recognised in profit or loss. If the asset value is increased and there is an indication that the revised carrying value is not recoverable, an impairment test is performed in accordance with the accounting policy dealing with impairments of property, plant and equipment. Over time, the liability is increased to reflect an interest element, and the capitalised cost is depreciated over the life of the related asset. Cash costs incurred to rehabilitate these disturbances are charged to the provision and are presented as investing activities in the statement of cash flows.

The present value of environmental rehabilitation costs relating to activities after production commenced (restoration liabilities) as well as changes therein are expensed as incurred and presented as operating costs. Cash costs incurred to rehabilitate these disturbances are presented as operating activities in the statement of cash flows.The cost of ongoing rehabilitation is recognised in profit or loss as incurred.

Amounts in R million	Note	2018	2017

Opening balance		531.7	522.9
Unwinding of provision	7	45.6	45.3
Change in estimate of environmental rehabilitation recognised in profit or loss	5.1	(2.9)	0.6
Change in estimate of environmental rehabilitation recognised to decommissioning asset	9	3.9	(34.4)
Environmental rehabilitation payments		(24.9)	(19.5)
To reduce decommissioning liabilities		(21.5)	(11.6)
To reduce restoration liabilities	13	(3.4)	(7.9)
Transferred from non-current liabilities held for sale	23	-	16.8
Closing balance		553.4	531.7

Environmental rehabilitation payments to reduce the liability		(24.9)	(19.5)
Ongoing rehabilitation expenditure *	21	(26.7)	(22.4)
Total cash spent on environmental rehabilitation		(51.6)	(41.9)
* The Group also performs ongoing environmental rehabilitation arising from its current activities concurrently with production. These costs do not represent a reduction of the above liability and are expensed as operating costs.

Gross cost to rehabilitate

The Group estimates that, based on current environmental and regulatory requirements, the total undiscounted rehabilitation cost is approximately R670.4 million (2017: R639.5 million).